UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 10, 2020

Date of report (Date of earliest event reported)

Independent Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 Henneman Way

McKinney, TX 75070-1711

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b- 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 15, 2020, Independent Bank Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $130,000,000 aggregate principal amount of its 4.00% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Offering was completed pursuant to the prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-239125) (the “Registration Statement”), dated June 12, 2020, as supplemented by a preliminary prospectus supplement dated September 10, 2020 and a final prospectus supplement dated September 10, 2020, and free writing prospectuses, each dated September 10, 2020. In connection with the Offering, the Company entered into an Underwriting Agreement, dated as of September 10, 2020 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co. The Notes were sold at an underwriting discount of 1.50%, resulting in net proceeds of approximately $128,050,000 before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes, including to increase its consolidated capital to support growth through acquisitions and continued organic growth.

The Notes were issued under the Indenture, dated as of June 25, 2014 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of September 15, 2020 (the “Third Supplemental Indenture” and the Base Indenture as supplemented thereby, the “Indenture”), between the Company and the Trustee.

From and including the date of issuance to, but excluding, September 15, 2025 or the date of earlier redemption, the Notes will bear interest at a fixed rate of 4.00% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2021. Thereafter, from and including September 15, 2025, to, but excluding, the maturity date, September 15, 2030, or the date of earlier redemption, the Notes will bear interest at a floating rate per year equal to a Benchmark, which is expected to be Three-Month Term SOFR (each as defined in the Indenture), plus 388.5 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2025. Notwithstanding the foregoing, if the Benchmark is less than zero, then the Benchmark shall be deemed to be zero.

The Notes are the Company’s unsecured, subordinated obligations and (i) rank junior in right of payment and upon liquidation to any of the Company’s existing and future Senior Indebtedness (as defined in the Indenture), whether secured or unsecured; (ii) rank equal in right of payment and upon liquidation with any of the Company’s existing and future subordinated indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes; (iii) rank senior in right of payment and upon liquidation with the Company’s existing junior subordinated debentures underlying outstanding trust preferred securities and any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other types of indebtedness that include the Notes; and (iv) is effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities of Independent Bank and the Company’s other current and future subsidiaries, including, without limitation, Independent Bank’s liabilities to depositors in connection with the deposits in Independent Bank, its liabilities to general creditors and its liabilities arising during the ordinary course or otherwise.

The Notes may be redeemed at the Company’s option under certain circumstances, as described in the Indenture.

The foregoing summary of the terms of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Third Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated as of September 10, 2020, by and among Independent Bank Group, Inc., Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co.

4.1**	Subordinated Debt Indenture, dated as of June 25, 2014, by and between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee

4.2*	Third Supplemental Indenture, dated as of September 15, 2020, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee

4.3*	Form of 4.00% Fixed-to-Floating Rate Subordinated Notes due 2030 (included in Exhibit 4.2)

5.1*	Opinion of Mark Haynie, Executive Vice President and General Counsel of Independent Bank Group, Inc.

23.1*	Consent of Mark Haynie, Executive Vice President and General Counsel of Independent Bank Group, Inc. (included in Exhibit 5.1)

104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

*	Filed herewith.
**	Incorporated herein by reference to Exhibit 4.6 to the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-196627) as filed with the Commission on June 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

Date: September 15, 2020	By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board, Chief Executive Officer and President